EXHIBIT 99.1

(3) The shares of Series A Preferred Stock are held directly by the reporting persons as follows: 55,468 shares, convertible into 27,734 shares of Common
Stock, held by Atlas Venture
Fund III, L.P. (AV III); 1,204 shares,
convertible into 602 shares of
Common Stock, held by Atlas Venture
Entrepreneurs Fund III, L.P. (AVE
III); 2,522,984 shares, convertible into
1,261,492 shares of Common
Stock, held by Atlas Venture Fund IV, L.P. (AV IV);
732,472 shares,
convertible into 366,236 shares of Common Stock, held by Atlas
Venture
Parallel Fund IV-A, C.V. (AV IV-A); and 40,708 shares, convertible into
20,354 shares of Common Stock, held by Atlas Venture Entrepreneurs Fund

IV, L.P. (AVE IV). The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.

(4) The shares of Series B Preferred Stock are held directly by the reporting persons as follows: 600,074 shares, convertible into 300,037 shares of Common
Stock, held by AV IV; 9,682
shares, convertible into 4,841 shares of Common
Stock, held by AVE IV;
and 174,212 shares, convertible into 87,106 shares of Common Stock, held by AV IV-A. The reporting persons disclaim beneficial ownership of such securities except to the extent of their pecuniary interest therein.



Signature of Reporting Persons:

This statement on Form 3 is filed
by Atlas Venture Associates III, L.P., Atlas
Venture Fund III, L.P.,
Atlas Venture Entrepreneurs' Fund III, L.P., Atlas
Venture Associates IV,
L.P., Atlas Venture Fund IV, L.P., Atlas Venture Parallel
Fund IV-A, C.V.
and Atlas Venture Entrepreneurs' Fund IV, L.P.  The principal business
address of each of the reporting persons is 890 Winter Street, Suite
320
Waltham, MA 02451. The reporting persons disclaim beneficial ownership of the securities listed herein except to the extent of their pecuniary interest therein.

Atlas Venture Fund III, L.P.
By:  Atlas Venture
Associates III, L.P.
Its General Partner
By:  Atlas Venture Associates
III, Inc.
Its General Partner

By: /s/ Jeanne Larkin Henry
Name:
Jeanne Larkin Henry
Title:  Vice President

Atlas Venture
Entrepreneurs Fund III, L.P.
By:  Atlas Venture Associates III, L.P.

Its General Partner
By:  Atlas Venture Associates III, Inc.
Its
General Partner

By: /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin
Henry
Title:  Vice President

Atlas Venture Fund IV, L.P.
By:
Atlas Venture Associates IV, L.P.
Its General Partner
By:  Atlas
Venture Associates IV, Inc.
Its General Partner

By: /s/ Jeanne
Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Entrepreneurs Fund IV, L.P.
By:  Atlas Venture Associates
IV, L.P.
Its General Partner
By:  Atlas Venture Associates IV, Inc.

Its General Partner

By: /s/ Jeanne Larkin Henry
Name:  Jeanne
Larkin Henry
Title:  Vice President

Atlas Venture Fund Parallel Fund
IV-A, C.V.
By:  Atlas Venture Associates IV, L.P.
Its General Partner

By:  Atlas Venture Associates IV, Inc.
Its General Partner

By: /s/
Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice President


Atlas Venture Associates III, L.P.
By:  Atlas Venture Associates
III, Inc.
Its General Partner

By: /s/ Jeanne Larkin Henry
Name:
Jeanne Larkin Henry
Title:  Vice President

Atlas Venture Associates
IV, L.P.
By:  Atlas Venture Associates IV, Inc.
Its General Partner


By: /s/ Jeanne Larkin Henry
Name:  Jeanne Larkin Henry
Title:  Vice
President